UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 14, 2017

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined  in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

COHBAR, INC.

FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On July 14, 2017, CohBar, Inc. (“CohBar” or the “Company”) accepted subscriptions (the “Subscription Agreements”) from investors and issued common stock and warrants (the “Warrants”) in the private placement described under Item 3.02 below.  The disclosure set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

The forms of the Subscription Agreement and Warrant are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K. The summaries of the terms of these documents contained herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On July 14, 2017, the Company issued and sold an aggregate of 3,438,053 units at a price of $1.50 per unit for total proceeds of approximately $5.16 million. Officers and directors of the Company purchased an aggregate of 289,334 units in the offering.

Each unit consists of one share of the Company’s common stock and one common stock purchase warrant. Each warrant can be exercised at any time prior to June 30, 2020 for the purchase of one common share of the Company’s stock at an exercise price of $2.25.

The private placement was completed pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

Item 7.01	Regulation FD Disclosure

On July 17, 2017, the Company issued a press release regarding the transactions described above under Item 1.01 and Item 3.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Form of Warrant
10.1	Form of Subscription Agreement
99.1	CohBar, Inc. press release dated July 17, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

July 18, 2017	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno Chief Financial Officer

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